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                                                                   Exhibit 10.13

                      GUARANTY AND SURETYSHIP AGREEMENT

          THIS GUARANTY AND SURETYSHIP AGREEMENT (this "Guaranty") is made and entered into as of this 20th day of February, 2002, by DOVER INTERNATIONAL SPEEDWAY, INC., a Delaware corporation, DOVER DOWNS PROPERTIES, INC., a Delaware corporation, GATEWAY INTERNATIONAL MOTORSPORTS CORPORATION, an Illinois corporation, GATEWAY INTERNATIONAL SERVICES CORPORATION, an Illinois corporation, GRAND PRIX ASSOCIATION OF LONG BEACH, INC., a California corporation, MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, a Tennessee corporation, M&N SERVICES CORP., a Tennessee corporation, and NASHVILLE SPEEDWAY, USA, INC., a Tennessee corporation (collectively, the "Guarantor"), with an address at 1131 N. duPont Highway, Dover, DE 19903, in consideration of the extension of credit by the banks and other financial institutions (collectively, the "Banks") from time to time party to the Credit Agreement of even date herewith among the Banks, PNC BANK, DELAWARE, as Agent (the "Agent"), with an address at 222 Delaware Avenue, Wilmington, DE 19801, and DOVER DOWNS ENTERTAINMENT, INC. (the "Borrower"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

          In consideration of the foregoing and in order to induce the Banks to make loans and issue letters of credit to the Borrower under the Credit Agreement from time to time and for other consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

          1.   Guaranty of Obligations. The Guarantor hereby guarantees, and
               -----------------------
becomes surety for, the prompt payment and performance of all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Agent and the Banks of any kind or nature, present or future (including, without limitation, any interest accruing thereon after maturity, or after the filing of a petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Guarantor or the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, arising under the Credit Agreement, any Interest Rate Hedge Agreement (as defined in the Credit Agreement) by and between the Borrower and any of the Banks or any Loan Document (as defined in the Credit Agreement), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of the Agent and the Banks incurred in the modification, enforcement or collection of any of the foregoing, including reasonable attorneys' fees and expenses (collectively, the "Obligations"). If the Borrower defaults under any such Obligations, the Guarantor will pay the amount due to the Agent and the Banks.

          2.   Nature of Guaranty; Waivers. This is a guaranty of payment and
               ---------------------------
not of collection and the Agent and the Banks shall not be required, as a condition of the Guarantor's liability, to make any demand upon or to pursue any of its rights against the Borrower, or to pursue any rights which may be available to them with respect to any other person who may be liable for the payment of the Obligations.
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          This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and the Agent and the Banks have terminated this Guaranty. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Agent or any Bank of any other party, or any other guaranty or any security held by it for any of the Obligations, by any failure of the Agent or any Bank to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof. The Guarantor's obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, deduction or defense based upon any claim the Guarantor may have against the Borrower, the Agent or any Bank, except payment or performance of the Obligations.

          Notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Agent's or any Bank's failure to comply with the notice requirements of the applicable version of Uniform Commercial Code are hereby waived.

          The Agent and the Banks at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor's liabilities hereunder, may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of the Borrower in such order, manner and amount as the Agent or any Bank may determine in its sole discretion; (d) deal with any other person with respect to any Obligations in such manner as the Agent or any Bank deems appropriate in its sole discretion; (e) substitute, exchange or release any security or guaranty; or
(f) take such actions and exercise such remedies hereunder as provided herein.

          3.   Repayments or Recovery from Agent or Banks. If any demand is
               ------------------------------------------
made at any time upon the Agent or any Bank for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Agent or such Bank repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Agent or such Bank. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Agent's or any Bank's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

          4.   Enforceability of Obligations. No modification, limitation or
               -----------------------------
discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge


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the Guarantor's liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Borrower that may result from any such proceeding.

          5.   Events of Default. If any of the following occur (each an "Event
               -----------------
of Default"): (i) any Event of Default (as defined in the Credit Agreement);
(ii) the failure by the Guarantor to perform any of its obligations hereunder;
(iii) the falsity, inaccuracy or material breach by the Guarantor of any written warranty, representation or statement made or furnished to the Agent or any Bank by or on behalf of the Guarantor; or (iv) the termination or attempted termination of this Guaranty, then the Guarantor will, on the demand of the Agent or any Bank, immediately deposit with the Agent in U.S. dollars all amounts due or to become due under the Obligations and the Agent will use such funds to repay the Obligations. Upon the occurrence of any Event of Default, the Agent or any Bank in its discretion may exercise with respect to any collateral any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code.

          6.   Right of Setoff. In addition to all liens upon and rights of
               ---------------
setoff against the money, securities or other property of the Guarantor given to the Agent and the Banks by law, each of the Banks shall have, with respect to the Guarantor's obligations to such Banks under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Guarantor hereby assigns, conveys, delivers, pledges and transfers to the Agent for the ratable benefit of the Banks all of the Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of the Guarantor now or hereafter in the possession of or on deposit with, or in transit to any of the Banks, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantor. Every such right of setoff shall be deemed to have occurred immediately upon the occurrence of an Event of Default hereunder without any action of any of the Banks, although each of the Banks may enter such setoff on its respective books and records at a later time.

          7.   Costs. The Guarantor agrees to pay or reimburse each Bank and
               -----
the Agent for all of their costs and expenses incurred in connection with the enforcement or preservation of any rights under this Guaranty, including, without limitation, reasonable fees and disbursement of counsel to the Agent and to the several Banks.

          8.   Postponement of Subrogation. Until the Obligations are
               ---------------------------
indefeasibly paid in full, the Guarantor postpones and subordinates in favor of the Agent for the ratable benefit of the Banks any and all rights which the Guarantor may have to (a) assert any claim against the Borrower based on subrogation rights with respect to payments made hereunder, and (b) any realization on any property of the Borrower, including participation in any marshalling of the Borrower's assets.


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          9.   Notices. All notices, demands, requests, consents, approvals and
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other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to the addresses for the Agent and the Guarantor set forth above or to such other address as one may give to the other in writing for such purpose.

          10.  Preservation of Rights. No delay or omission on the Agent's or
               ----------------------
any Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Agent's or any Bank's action or inaction impair any such right or power. The Agent's and the Banks' rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Agent or any Bank may have under other agreements, at law or in equity. The Agent or any Bank may proceed in any order against the Borrower, the Guarantor or any other obligor of, or collateral securing, the Obligations.

          11.  Illegality. In case any one or more of the provisions contained
               ----------
in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          12.  Changes in Writing. No modification, amendment or waiver of any
               ------------------
provision of this Guaranty nor consent to any departure by the Guarantor therefrom will be effective unless made in a writing signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor in any case will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

          13.  Entire Agreement. This Guaranty (including the documents and
               ----------------
instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the Guarantor, the Agent and the Banks with respect to the subject matter hereof.

          14.  Successors and Assigns. This Guaranty will be binding upon and
               ----------------------
inure to the benefit of the Guarantor, the Agent and the Banks and, other than with respect to Section 6, their respective heirs, executors, administrators, successors and assigns; provided, however, that the Guarantor may not assign
                        --------  -------
this Guaranty in whole or in part without the Agent's prior written consent and the Agent and any Bank at any time may assign this Guaranty in whole or in part.

          15.  Interpretation. In this Guaranty, unless the Agent and the
               --------------
Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; and references to sections or exhibits are to those of this Guaranty unless otherwise indicated. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. If this Guaranty is executed by


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more than one party as Guarantor, the obligations of such persons or entities will be joint and several.


          16.  Indemnity. The Guarantor agrees to indemnify each of the Agent,
               ---------
each Bank and its respective directors, officers and employees and each legal entity, if any, who controls the Agent or any Bank (collectively, the "Indemnified Parties") and to hold each Indemnified Party harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement and performance of this Guaranty (all of the foregoing, collectively, the "Indemnified Liabilities"); provided, however, that the Guarantor shall have no
                            --------  -------
obligation hereunder to any Indemnified Party with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of any Indemnified Party. The indemnity agreement contained in this Section shall survive the termination of this Guaranty.

          17.  Governing Law and Jurisdiction. (a) THIS AGREEMENT AND THE RIGHTS
               ------------------------------
AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE.

               (b)  The Guarantor hereby irrevocably and unconditionally:

                    (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Delaware, the courts of the United States of America for the District of Delaware, and appellate courts from any thereof;

                    (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                    (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at the address set forth above or at such other address of which the Agent shall have been notified pursuant to Section 10 hereof;

                    (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                    (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary or punitive or consequential damages.


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

          18.  Authority of Agent. The Guarantor acknowledges that the rights
               ------------------
and responsibilities of the Agent under this Guaranty with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guaranty shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreement with respect thereto as may exist from time to time among them, but, as between the Agent and the Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          19. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY AND -------------------- UNCONDITIONALLY WAIVES TRIAL BY JURY IN
ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

          The Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.


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

          WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

                                            DOVER INTERNATIONAL SPEEDWAY,
                                            INC.

Attest: /s/ Timothy R. Horne                By: /s/ Denis McGlynn
       ----------------------------------      --------------------------------
       Name:  Timothy R. Horne                 Name:  Denis McGlynn
       Title: Vice President - Finance         Title: President

                                            DOVER DOWNS PROPERTIES, INC.

Attest: /s/ Timothy R. Horne                By: /s/ Denis McGlynn
       ----------------------------------      --------------------------------
       Name:  Timothy R. Horne                 Name:  Denis McGlynn
       Title: Vice President - Finance         Title: President

                                            GATEWAY INTERNATIONAL
                                            MOTORSPORTS CORPORATION

Attest: /s/ Timothy R. Horne                By: /s/ Denis McGlynn
       ----------------------------------      --------------------------------
       Name:  Timothy R. Horne                 Name:  Denis McGlynn
       Title: Treasurer & Chief Financial      Title: President
              Officer
                                            GATEWAY INTERNATIONAL
                                            SERVICES CORPORATION

Attest: /s/ Timothy R. Horne                By: /s/ Elia Trowbridge
       ----------------------------------      --------------------------------
       Name:  Timothy R. Horne                 Name:  Elia Trowbridge
       Title: Treasurer & Chief Financial      Title: President
              Officer

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

                                            GRAND PRIX ASSOCIATION OF LONG
                                            BEACH, INC.

Attest: /s/ Timothy R. Horne                By: /s/ Denis McGlynn
       ----------------------------------      --------------------------------
       Name:  Timothy R. Horne                 Name:  Denis McGlynn
       Title: Treasurer & Chief Financial      Title: Chairman of the Board
              Officer

                                            MEMPHIS INTERNATIONAL
                                            MOTORSPORTS CORPORATION

Attest: /s/ Timothy R. Horne                By: /s/ Denis McGlynn
       ----------------------------------      --------------------------------
       Name:  Timothy R. Horne                 Name:  Denis McGlynn
       Title: Treasurer & Chief Financial      Title: President
              Officer

                                            M&N SERVICES CORP.

Attest: /s/ Timothy R. Horne                By: /s/ Tony Evans
       ----------------------------------      --------------------------------
       Name:  Timothy R. Horne                 Name:  Tony Evans
       Title: Treasurer & Chief Financial      Title: Secretary
              Officer

                                            NASHVILLE SPEEDWAY, USA, INC.

Attest: /s/ Timothy R. Horne                By: /s/ Denis McGlynn
       ----------------------------------      --------------------------------
       Name:  Timothy R. Horne                 Name:  Denis McGlynn
       Title: Treasurer                        Title: Chairman of the Board

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